UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement

☐ Confidential, for use of the Commission only

        (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to 240.14a-12

MIDWEST ENERGY EMISSIONS CORP.

(Name of Registrant as Specified in its Charter)

_______________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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MIDWEST ENERGY EMISSIONS CORP.

670 D Enterprise Drive

Lewis Center, Ohio 43035

____________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 9, 2016

____________

TO THE STOCKHOLDERS:

You are hereby notified that the Annual Meeting of Stockholders of Midwest Energy Emissions Corp., a Delaware corporation (the "Company"), will be held at the Energy & Environmental Research Center, 15 N. 23rd St., Grand Forks, North Dakota 58202, on Tuesday, August 9, 2016, at 10:00 a.m., Central Time, for the following purposes:

1.       Election of five directors, each for a term of one year.

2.       Ratification of the appointment of Schneider Downs & Co., Inc.

3.       An advisory vote on a resolution to approve executive compensation.

4.       To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on June 22, 2016 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

RICHARD H. GROSS

Secretary

July 6, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 9, 2016:

This proxy statement and the Company's 2015 annual report to stockholders are also available at http://www.midwestemissions.com/meeting-access/

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO VOTE BY TELEPHONE OR THE INTERNET OR TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT THEIR SHARES ARE REPRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

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MIDWEST ENERGY EMISSIONS CORP.

670 D Enterprise Drive

Lewis Center, Ohio 43035

 __________________________

PROXY STATEMENT

 __________________________

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Midwest Energy Emissions Corp., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Energy & Environmental Research Center, 15 N. 23rd St., Grand Forks, North Dakota 58202, on Tuesday, August 9, 2016, at 10:00 a.m., Central Time, and at any adjournment thereof.

This proxy statement and accompanying notice and form of proxy are being mailed to stockholders on or about July 6, 2016. A copy of the Company's Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2015 is enclosed with this proxy statement.

The presence of any stockholder at the Annual Meeting will not operate to revoke his proxy. Any proxy may be revoked, at any time before it is exercised, in open meeting, or by giving notice to the Company in writing, or by filing a duly executed proxy bearing a later date.

The holders of shares of a majority of the shares of common stock outstanding on the Record Date (defined below), present in person or by proxy, shall constitute a quorum for the transaction of business to be considered at the Annual Meeting. Broker non-votes and abstaining votes will be counted as "present" for purposes of determining whether a quorum has been achieved at the meeting, but will not be counted in favor of or against any director nominee. The voting standards for each of the other known matters to be considered at the meeting are set forth within the proposals.

If the enclosed proxy is executed and returned to the Company, the persons named therein will vote the shares represented by it at the Annual Meeting. The proxy permits specification of a vote for the election of directors, or the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees and a vote for, against or abstain on the other proposals described in this proxy statement. Where a choice is specified in the proxy, the shares of common stock represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted to elect as directors the nominees set forth herein under "Election of Directors" and FOR the other proposals included in this proxy.

The close of business on June 22, 2016 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, the Company's outstanding voting securities consisted of 47,358,618 shares of common stock, with par value of $0.001, each of which is entitled to one vote on all matters to be presented to the stockholders at the Annual Meeting.

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VOTING PROCEDURES

If you are a record holder:

•	You may vote by mail: complete and sign your proxy card and mail it in the enclosed, prepaid and addressed envelope.
•

You may vote by telephone: call toll-free 1-800-690-6903 on a touch tone phone and follow the instructions provide by the recorded message. You will need your proxy card available if you vote by telephone.

•	You may vote by Internet: access www.proxyvote.com and follow the steps outlined on the secure website.
•	You may vote in person at the meeting, however, you are encouraged to vote by mail, telephone or Internet even if you plan to attend the meeting.

If you are a "street name" holder:

•

You must vote your shares of common stock through the procedures established by your bank, broker, or other holder of record. Your bank, broker, or other holder of record has enclosed or otherwise provided a voting instruction card for you to use in directing the bank, broker, or other holder of record how to vote your shares of common stock.

•

You may vote at the meeting, however, to do so, you will first need to ask your bank, broker or other holder of record to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares of common stock at the meeting without a legal proxy and signed ballot.

ANNUAL REPORT; INTERNET AVAILABILITY

A copy of our Annual Report to Stockholders for the year ended December 31, 2015 is enclosed with this proxy statement. Additional, this proxy statement and our Annual Report to Stockholders for the year ended December 31, 2015 are available at http://www.midwestemissions.com/meeting-access/.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, shares represented by proxies will be voted, unless otherwise specified in such proxies, for the election of the five nominees to the Board of Directors named in this proxy statement and the enclosed proxy. These nominees were selected by the Board of Directors and will, if elected, serve as directors of the Company until the next Annual Meeting of the stockholders and until their successors are elected and qualified or until their earlier removal or resignation. All of the nominees are currently members of the Board of Directors and all nominees have consented to be nominated and to serve if elected. If, for any reason, any one or more nominees become unavailable for election, it is expected that proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors. The director nominees who receive the greatest number of affirmative votes will be elected.

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The following table sets forth certain information with respect to the five nominees for election to the Board of Directors.

Name	Age	Present Position and Offices	Director of the Company Since
Richard MacPherson	61	President and Chief Executive Officer, Director	2011
Christopher Greenberg	50	Chairman of the Board, Director	2013
Brian L. Johnson	40	Director	2014
Christopher J. Lee	35	Director	2015
Allan T. Grantham	64	Director	2016

The Board of Directors recommends that the Stockholders vote FOR the nominees.

Richard MacPherson has been a Director of the Company since June 2011 and has served as President and Chief Executive Officer of the Company since March 2015. Mr. MacPherson is the founder of MES, Inc. (current subsidiary and operating company of the Company) and had been its Chief Executive Officer from 2008 until 2011. From 2011 to March 2015, Mr. MacPherson served as Vice President of Business Development of the Company. Over the past 10 years, Mr. MacPherson has worked with industry leading scientists and engineers to bring the Company's technology from the R&D phase, through multiple product development stages, to the final commercialization phase, acting as the lead on all required initiatives and activities. He has been a senior-level executive in the services industry for over 25 years. Mr. MacPherson brings extensive start-up and business development knowledge, applied and proven through his corporate experience throughout the United States and Canada. He has worked in multiple industries, such as electric utilities, communications, marketing, as well as several entrepreneurial ventures in the communications, hospitality, geological and real estate development industries.

Christopher Greenberg has been a Director of the Company since June 2013 and Chairman of the Board since December 2014. Mr. Greenberg is a founder of, and since 2003, has been the Chief Executive Officer of Global Safety Network, Inc., a company which provides employment screening and safety compliance services. He is also the owner of multiple Express Employment Professionals franchises located in North Dakota, South Dakota and Florida. Express Employment Professionals is a staffing agency that provides full time and temporary job placement, human resources services and consulting. Mr. Greenberg is a highly experienced Operations Executive who has demonstrated the ability to lead diverse teams of professionals to new levels of success in a variety of highly competitive industries, cutting-edge markets, and fast-paced environments. Mr. Greenberg has strong technical and business qualifications with an impressive track record of more than 19 years of hands-on experience in strategic planning, business unit development, project and product management, and proprietary software development. He also has the proven ability to successfully analyze an organization's critical business requirements, identify deficiencies and potential opportunities, and develop innovative and cost-effective solutions for enhancing competitiveness, increasing revenues, and improving customer service offerings.

Brian L. Johnson has been a Director of the Company since December 2014. Since February 2011, Mr. Johnson has been Chief Executive Officer of Choice Financial Group, a financial institution offering full-service bank, insurance, and investments options. Choice is a $1.1 billion locally owned community bank with 19 locations in North Dakota and one in Minnesota and has about 205 employees. Mr. Johnson has been with Choice Financial Group since 1999 and has held the positions of President of the bank's Walhalla, North Dakota, location; Market President for the bank's two locations in Grand Forks, North Dakota; Chief Credit Officer; and COO. He is also a member of the company's Board of Directors, Senior Credit Committee and Compensation Committee. Mr. Johnson is a native of Walhalla, North Dakota, and graduated from the University of Jamestown with a Business Management and Economics degree. Mr. Johnson has served on various boards including the Chamber of Commerce and Regional Economic Development. In March 2011, the Federal Reserve Bank of Minneapolis named him to its Community Depository Institutions Advisory Council of the Ninth District. In 2013, he was named Chairman of the Board and meets semiannually with the Federal Reserve Board of Governors on economics and banking.

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Christopher J. Lee has been a Director of the Company since February 2015. Since July 2014, Mr. Lee has served as the Chief Financial Officer of Butler Machinery Company, a regional dealer of top-quality heavy construction equipment and agriculture equipment with locations in North Dakota, South Dakota and Nebraska. From January 2004 to July 2014, Mr. Lee was an accountant with Eide Bailly, LLP, a public accounting firm with 26 offices in 12 states, and was a partner of the firm from May 2012 to July 2014. In 2003, Mr. Lee graduated from North Dakota State University with a Bachelor's Degree in Accounting. Mr. Lee is a Certified Public Accountant (CPA) and Chartered Global Management Accountant (CGMA).

Allan T. Grantham has been a director of the Company since June 2016. He is the founder and has been President of Atlas Estate Planning Services Limited, located in Halifax, Nova Scotia, since July 2003, which company specializes in personal and corporate estate planning services. Mr. Grantham, who has been in the insurance industry since 1978, has concentrated in the estate, tax and financial planning areas since 1983. Prior to starting Atlas Estate Planning Services Limited, Mr. Grantham was President of Atlantic Wealth Management Limited from 1993 to 2003. In Canada, Mr. Grantham is a designated CPCA (Certified Professional Consultant on Aging), CEA (Certified Executor Advisor), CFP (Certified Financial Planner) and TEP (member of Society of Trust and Estate Practitioners). Mr. Grantham and his wife have in the past and continue to be actively involved in various charitable organizations, both Halifax based and internationally, including creating "Friends of Haiti" which raises funds for projects and children in Haiti which is administered through Chalice Canada, a charity which provides nutrition, education and shelter to children and in elderly in various developing countries.

There are no family relationships between any of the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Board of Directors Structure

The Board of Directors has determined that each of Christopher Greenberg, Brian L. Johnson, Christopher J. Lee and Allan T. Grantham is an "independent director" as defined by the listing standards of The NASDAQ Stock Market.

In the past, the full Board of Directors acted as an Audit Committee and a Compensation Committee, and the Board of Directors as a whole functioned as the Nominating Committee due to the relatively small size of the Board and the smaller market capitalization of the Company. Effective as of June 2016, the Board of Directors has established (i) an Audit Committee, (ii) a Compensation Committee, and (iii) a Nominating and Corporate Governance Committee. Each of these Committees has only independent directors as members. In addition, effective as of June 2016, the Board has established a Finance Committee for which it has not imposed any membership rules regarding director independence. Each of the Committees operates under a written charter that is available on the Company's website: http://www.midwestemissions.com. Each of the Committees shall meet as often as its members deem necessary to perform such Committee's responsibilities.

The Board of Directors held 16 formal meetings during 2015. In addition, the Board of Directors took action by unanimous written consent and met informally on other occasions during the period. Each director currently serving on the Board attended 75% or more of the meetings held during such year by the Board except for Mr. Grantham who was not serving on the Board of Directors in 2015. The Company encourages the attendance of all directors at the Company's annual meeting of stockholders.

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Audit Committee

The Audit Committee consists of three directors: Christopher J. Lee (chairperson), Christopher Greenberg and Brian L. Johnson. The Audit Committee's charter requires that such Committee shall consist of no fewer than three directors, each of whom shall be an independent director of the Company satisfying the independence requirements of the NASDAQ Stock Market ("NASDAQ") or any exchange on which the Company's securities may be listed and any other applicable regulatory requirements. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of the Company and its subsidiaries, the Company's internal control and disclosure control system, and the audits of the Company's financial statements. In this regard, the Audit Committee shall approves the Company's retention of independent auditors and pre-approve any audit or non-audit services performed by them. It shall review with such accountants the arrangements for, and the scope of, the audit to be conducted by them. It also shall review with the independent accountants and with management the results of audits and various other financial and accounting matters affecting the Company.

Compensation Committee

The Compensation Committee consists of three directors: Christopher Greenberg (chairperson), Christopher J. Lee and Allan T. Grantham. The Compensation Committee's charter requires that such Committee shall consist of no fewer than two directors, each of whom shall (i) be an independent director of the Company satisfying the independence requirements of NASDAQ or any exchange on which the Company's securities may be listed and any other applicable regulatory requirements, (ii) qualify as an "outside director" under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a "non-employee director" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. The Compensation Committee is appointed by the Board to review and approve the Company's compensation and benefits programs, including annual base salary; annual incentive opportunity; stock option or other equity participation plans; profit-sharing plans; long-term incentive opportunity; the terms of employment agreements, severance agreements, and change in control agreements, in each case as, when and if appropriate; any special or supplemental benefits; and any other payments that are deemed compensation under applicable rules of the SEC. In this regard, the Compensation Committee shall evaluate the performance of the CEO in light of the Company's goals and objectives and determine and approve the CEO's compensation based on this evaluation and such other factors as the Committee shall deem appropriate. The Committee shall also determine and approve the compensation of all other executive officers of the Company, which determination may be based upon recommendations of the CEO. The Board of Directors can exercise its discretion in modifying any amount presented by our CEO.

Prior to June 2016, the Board of Directors administered the Company's compensation, benefits and the Company's 2014 Equity Incentive Plan. Our policies and overall compensation practices for all employees do not create risks that are reasonably likely to have a material adverse effect on the Company.  In addition, incentive compensation (in the past generally in the form of stock options) is not designed to create, and does not create, risks that are reasonably likely to have a material adverse effect on the Company.  During fiscal 2015, the Board of Directors did not retain the services of a compensation consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of four directors: Christopher Greenberg (chairperson), Brian L. Johnson, Christopher J. Lee and Allan T. Grantham. The Nominating and Corporate Governance Committee's charter requires that such Committee shall consist of no fewer than two directors, each of whom shall be an independent director of the Company satisfying the independence requirements of NASDAQ or any exchange on which the Company's securities may be listed and any other applicable regulatory requirements. The Nominating and Corporate Governance Committee is appointed by the Board to determine the identity of director nominees for election to the Board and to assist the Board in discharging the Board's responsibilities in the area of corporate governance.

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The Committee shall review, at least annually, the composition and size of the Board and make recommendations to the Board regarding the criteria for Board membership including issues of character, judgment, diversity, expertise, corporate experience and the like.  At a minimum, directors should share the values of the Company and should possess the following characteristics: high personal and professional integrity; the ability to exercise sound business judgment; an inquiring mind; and the time available to devote to Board of Directors' activities and the willingness to do so.  The Board or the Committee does not have a formal policy specifically focusing on the consideration of diversity; however, diversity is one of the many factors that the Committee shall consider when identifying candidates.  In addition to the foregoing considerations, generally with respect to nominees recommended by stockholders, the Committee will evaluate such recommended nominees considering the additional information regarding the nominees provided to the Committee.  When seeking candidates for the Board of Directors, the Committee may solicit suggestions from incumbent directors, management and third-party search firms.  Ultimately, the Committee will recommend prospective nominees who the Committee believes will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of the Company's stockholders. The Committee will review any candidate recommended by stockholders of the Company in light of its criteria for selection of new directors. See "2017 Stockholder Proposals or Nominations."

Finance Committee

The Finance Committee consists of three directors: Christopher J. Lee (chairperson), Christopher Greenberg and Brian L. Johnson. The Finance Committee is appointed by the Board to oversee all areas of corporate performance and finance, and advise and assist the Board with respect to the financial and investment policies, risks, and objectives of the Company, including specific actions required to achieve those objectives.

Financial Experts

Although the Audit Committee was established in June 2016, the Board of Directors has not appointed any directors as "audit committee financial experts" as defined under Item 407 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended, insofar that it had no audit committee prior thereto and is not required to have an audit committee because the Company is not a listed security.

Board Leadership

The Board does not have a formal policy regarding the separation of the roles of CEO and Chairman of the Board as the Board believes it is in the best interest of the Company and our stockholders to make that determination based on the position and direction of the Company and the membership of the Board. At this time, the Board has determined that separating the role of Chairman from the role of CEO is in the best interest of the Company and our stockholders. This structure permits our President and CEO to devote more time to focus on the strategic direction and management of our day-to-day operations. Currently, the Board has four independent directors, Messrs. Greenberg, Johnson, Lee and Grantham.

Board's Role in Risk Oversight

It is management's responsibility to manage risk and bring to the Board of Directors' attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The full Board, or the Committees, shall regularly review enterprise-wide risk management, which includes treasury risks, financial and accounting risks, legal and compliance risks and other risk management functions.

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While the Board has the ultimate risk oversight responsibility, various committees of the Board also have responsibility for risk oversight. The Audit Committee has responsibility for overseeing the integrity of the Company's financial reporting processes and controls. The Finance Committee overseas corporate performance and finance, and assists the Board with respect to financial and investment policies, risks and objectives of the Company. The Compensation Committee is responsible for overseeing the management of risks relating to the Company's compensation plans and arrangements. The Nominating and Corporate Governance Committee oversees the management of risks relating to Board and executive succession planning and the composition of the Board. While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors shall be regularly informed through Committee reports and reports from management about such risks.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct (the "Code") that applies to all employees, officers and directors, including the Chief Executive Officer and Chief Financial Officer.  A copy of the Code is available free of charge to any person on written or telephone request to Midwest Energy Emissions Corp.'s Investor Relations department, 670 D Enterprise Drive, Lewis Center, OH 43035 or (614) 505-6115.

Material Proceedings

There are no material proceedings to which any director or executive officer of the Company, or any associate of any such director or executive officer, is a party adverse to the Company or has a material interest adverse to the Company.

Transactions with Management and Others

As of December 31, 2014, the Company owed Jay Rifkin, a former officer and director of the Company, $250,000 for unpaid consulting fees accrued prior to the year ended 2011 and accrued interest of $31,318 accrued on advances made to the company prior to their conversion to promissory notes of the Company on June 30, 2013. These amounts were accrued in other current liabilities and accrued liabilities on the accompanying consolidated balance sheet at December 31, 2014. On January 2, 2015, the Company entered into a Payment of Debt and Release of Claims Agreement and paid the balance of this debt to Mr. Rifkin.

Since January 1, 2015, there has not been, nor is there currently proposed, any other transaction or series of similar transactions to which we were or will be a party required to be disclosed under Item 404 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended: (i) in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and (ii) in which any director, executive officer, shareholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Executive Officers Who Are Not Directors

Richard H. Gross, age 45, has been Vice President and Chief Financial Officer of the Company since October 2011. Since 2000, Mr. Gross has held positions as Controller, CFO and Associate Vice President of Business Development for Columbus Ohio area companies until October 2011. Mr. Gross has held CFO and CPA roles for over 15 years. In his most recent position as CFO at S&G Manufacturing Group, a provider of design, engineering, fabrication and installation solutions to diverse industries including food service, healthcare and retail(June 2009 to October 2011), Mr. Gross' involvement was instrumental in turning around the company's profitability. He successfully devised and implemented internal changes to adjust both the size of the company as well as its processes during a corporate restructuring effort. Prior to his position with S&G Manufacturing Group, Mr. Gross was the Associate Vice President of Business Development at JMAC, Inc., a private equity firm (April 2006 to March 2009), as well as the Controller for the Columbus Blue Jackets, a professional ice hockey team (June 2000 to April 2006) during its transition from a developmental stage enterprise into a full member of the National Hockey League.  Mr. Gross is experienced in successful mergers having provided financial analysis as well as managing their financial negotiations. He began his career as an accountant at a private accounting firm where he performed attestation and tax services for a wide range of private and publicly-listed firms valued up to $1 billion.  Mr. Gross has a B.A. degree in Accounting from Otterbein University and became a Certified Public Accountant (CPA) shortly thereafter.

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John Pavlish, age 57, has been Senior Vice President and Chief Technical Officer of the Company since November 2014. Prior to joining the Company, Mr. Pavlish was a Senior Research Advisor and the Director of the Center for Air Toxic Metals at the Energy & Environmental Research Center in Grand Forks, North Dakota. He has over 20 years of mercury-related experience and is regarded as an international expert on the topic of mercury. His primary areas of interest and expertise include research, technical consultation, and development of mercury control technologies, in particular, for coal combustion and gasification systems. He is an inventor of a number of patented mercury control technologies and has years of experience in development and testing of these technologies for commercial application. Over the last 10 years, he has spent much of his time evaluating the efficacy of a number of different mercury control technologies/approaches and their cost-competiveness in the commercial market. Mr. Pavlish also has years of power plant experience and has worked for engineering/consulting company Black & Veatch, where he served as Unit Leader/System Engineer. Mr. Pavlish is a professional engineer, a member of the American Society of Mechanical Engineers, and a member of the Air & Waste Management Association. He serves on numerous professional and technical committees and is a U.S. Representative on the Mercury Emissions from Coal International Experts Working Group on Reducing Emissions from Coal and a member of the United Nations Environment Programme Global Mercury Partnership, Reduction of Mercury Releases from Coal Combustion. Mr. Pavlish has published over 200 papers, articles, and reports on various mercury-related topics and issues.

Marcus A. Sylvester, age 54, has been Vice President of Sales since August 2011. He is a seasoned professional in business development and sales in the air pollution and control industry for over 20 years.  Prior to joining the Company, from December 2005 to August 2011, he was the Western Regional Sales Manager for the Fuel Chem Division, as well as the Western Canada Air Pollution Control Sales Manager of Fuel Tech, Inc., where he was responsible for the development, sales, and implementation of slag mitigation control programs at coal-fired utilities in the Western US and Canada. Prior to Fuel Tech, Mr. Sylvester held various sales and sales management positions over 16 years with Nalco Chemical Company and Johnson Controls.  Mr. Sylvester has a B.S. degree in Biology with minors in Chemistry, Military History and Humanities from Utah State University.

James Trettel, age 47, has been Vice President of Operations since January 2014. Mr. Trettel possesses 25 years of experience in the dry bulk material handling industry. During 2012 and 2013, he was the owner and operator of Solid Foundation Services, LLC, a firm specializing in deep foundation installations for the gas and oilfield industry, while providing technical consulting services to MEEC. Prior to 2012, he provided project management and engineering duties for numerous multi-million dollar turn-key contracts while employed at Advanced Bulk and Conveying Inc. starting in 2004. Additionally, Mr. Trettel has overseen day to day operations for 14 years as the VP of J&B Industrial Sales Company Inc., a sales, systems, and engineering organization specializing in bulk material handling. Mr. Trettel has extensive field experience with systems operating in a large variety of industry sectors including coal fired utilities. Mr. Trettel graduated Cum Laude with a B.S. degree in Mechanical Engineering and holds various state contractors licenses.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF SCHNEIDER DOWNS & CO., INC.

In the past, the full Board of Directors has acted as the Audit Committee. Effective as of June 2016, the Board of Directors has established an Audit Committee. The Company currently anticipates appointing Schneider Downs & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2016.  For fiscal year 2015, Schneider Downs was engaged by us to audit our annual financial statements.  Representatives of Schneider Downs are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

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The Board seeks an indication from stockholders of their approval or disapproval of the anticipated appointment of Schneider Downs as the Company's independent registered public accounting firm for the 2016 fiscal year.  The submission of this matter for approval by stockholders is not legally required, however, the Board believes that the submission is an opportunity for the stockholders to provide feedback to the Board on an important issue of corporate governance.  If the stockholders do not approve the appointment of Schneider Downs, the appointment of the Company's independent registered public accounting firm will be re-evaluated by the Board and the Audit Committee but will not require the Board or Audit Committee to appoint a different accounting firm.  If the stockholders approve the appointment of Schneider Downs, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.  Approval of the proposal to ratify the selection of Schneider Downs as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to be voted on the proposal at the Annual Meeting.  Abstentions will have the same effect as votes against the proposal.  Broker non-votes will not be considered shares of common stock present and entitled to vote on the proposal and will not have a positive or negative effect on the outcome of this proposal, however, there should be no broker non-votes on this proposal because brokers have the discretion to vote uninstructed common shares on this proposal.

The Board of Directors recommends that the Stockholders vote FOR Proposal 2.

PROPOSAL 3: SAY-ON-PAY

Pursuant to the requirements of the Dodd-Frank Act, the Company provides its stockholders with the opportunity to cast an advisory non-binding vote to approve the compensation of its Named Executive Officers as disclosed pursuant to the SEC's compensation disclosure rules (a "say-on-pay proposal"). The Company believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company's executive compensation program.

The Company's goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company's success in competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders' long-term interests.

The Board recommends that stockholders vote for the following resolution:

"RESOLVED that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K compensation tables and narrative discussion, is hereby APPROVED."

Because the vote is advisory, it will not be binding upon the Board. The Board values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements.

The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the annual meeting will constitute approval of this non-binding resolution. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be considered shares of common stock present and entitled to vote on this proposal and will not have a positive or negative effect on the outcome of the proposal.

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The Board of Directors recommends that the stockholders vote FOR Proposal 3.

AUDIT COMMITTEE REPORT

The full Board of Directors acted as the Audit Committee for 2015. In this report, references to the Committee shall be deemed references to the full Board of Directors as of December 31, 2015. Three directors, Messrs. Greenberg, Johnson and Lee, are independent under the Sarbanes-Oxley Act. The Committee's responsibilities include oversight of the Company's independent auditors as well as oversight of management's conduct in the Company's financial reporting process. The Committee also approves the Company's retention of independent auditors and pre-approves any audit or non-audit services performed by them. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance withthe standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. For fiscal 2015, the Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company's financial statements. The Committee has also discussed and reviewed with the independent auditors all communications required by GAAP, including those described in Auditing Standards No. 16, "Communication with Audit Committees", as adopted by the PCAOB. The Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP. The Company's independent auditors also provided to the Committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communication with the Committee concerning independence. The Committee discussed with the independent auditors their firm's independence.

Based on the Committee's discussion with Management and the independent auditors and the report of the independent auditors to the Committee, the Board of Directors included the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Christopher Greenberg

Richard MacPherson

Brian L. Johnson

Christopher J. Lee

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INDEPENDENT AUDITOR FEES

Audit Fees

The aggregate fees billed for professional services rendered by Schneider Downs & Co., Inc., our principal accountants, for the audit of our consolidated financial statements included in our annual report on Form 10-K, and for other services normally provided in connection with statutory filings were $63,738 and $69,400 for the years ended December 31, 2015 and 2014, respectively.

Audit-Related Fees

We did not incur any fees for the years ended December 31, 2015 and December 31, 2014, respectively, for professional services rendered by our principal accountants that are reasonably related to the performance of the audit or review of our consolidated financial statements and not included in "Audit Fees."

Tax Fees

For the years ended December 31, 2015 and 2014, we received professional services in the amount of $8,456 and $9,250, respectively, rendered by our principal accountants in connection with the preparation of our tax returns and other tax compliance services.

All Other Fees

We did not incur any other fees for the years ended December 31, 2015 and 2014, for professional services rendered by our principal accountants.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has not set any pre-approval policies and procedures as of December 31, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of the Record Date, by: (a) our directors and nominees for election as directors; (b) each other person who is known by us to own beneficially more than 5% of our outstanding shares of common stock; (c) the executive officers named in the Summary Compensation Table; and (d) all of our executive officers and directors as a group.  The percentages in the table are calculated on the basis of the amount of outstanding securities plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

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Name of Beneficial Owner	Number of Shares	Percent of Class (9)
Richard MacPherson (1)	12,044,614	25.0%

Christopher Greenberg (2)	2,429,000	5.1%

Brian L. Johnson (3)	1,800,000	3.8%

Christopher J. Lee (4)	50,000	*

Allan T. Grantham (5)	1,113,896	2.4%

John Pavlish (6)	937,987	2.0%

Marcus A. Sylvester (7)	775,000	1.6%

Alterna Core Capital Assets Fund II, L.P., et al (8)	39,402,835	45.4%

All Executive Officers and Directors as a Group (9 persons)	20,162,432	40.4%

______________________

* Less than one percent of the outstanding shares of common stock of the Company.

(1)     Includes: (a) 10,755,905 shares owned by 3253517 Nova Scotia Limited of which Mr. MacPherson is the sole managing member and 655,059 shares which such entity has the right to acquire upon exercise of warrants; and (b) 506,920 shares owned by Mr. MacPherson personally and 126,730 shares which Mr. MacPherson has the right to acquire upon exercise of warrants. Mr. MacPherson's address is 34 Cedarbank Terrace, Halifax Nova Scotia B3P 2T4, Canada.

(2)     Includes 2,009,000 shares owned by Mr. Greenberg and 420,000 shares which Mr. Greenberg has the right to acquire upon exercise of options. Does not include 25,000 shares which Mr. Greenberg has the right to acquire upon exercise of options which do not vest until May 1, 2017. Mr. Greenberg's address is 3590 S. 42nd St., Grand Forks, ND 58201.

(3)     Includes 1,750,000 shares owned by Mr. Johnson and 50,000 shares which Mr. Johnson has the right to acquire upon exercise of options. Does not include 25,000 shares which Mr. Johnson has the right to acquire upon exercise of options which do not vest until May 1, 2017.

(4)     Represents 50,000 shares which Mr. Lee has the right to acquire upon exercise of options. Does not include 25,000 shares which Mr. Lee has the right to acquire upon exercise of options which do not vest until May 1, 2017.

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(5)     Includes 1,057,245 shares owned by Grantham Investments Limited ("Grantham Investments"), 48,500 shares owned by B Grantham Holdings Limited ("B Grantham"), and 8,151 shares which Grantham Investments has the right to acquire upon exercise of warrants. Mr. Grantham is the President, Secretary and sole Director of each of Grantham Investments and B Grantham, and is also the principal trustee of the family trust which is the controlling shareholder of Grantham Investments and B Grantham.

(6)     Includes 140,250 shares owned by Mr. Pavlish and 797,737 shares owned by StratTech Solutions LLC, a firm owned directly by Mr. Pavlish. Does not include 3,000,000 shares which Mr. Pavlish has the right to acquire upon exercise of options which do not vest until November 16, 2016.

(7)     Includes 250,000 shares owned by Mr. Sylvester and 525,000 shares which Mr. Sylvester has the right to acquire upon exercise of options.

(8)     Based solely upon and according to information reported in filings made to the SEC, jointly filed by and on behalf of certain reporting persons identified below (the "Reporting Persons"), the Reporting Persons may be deemed to be the beneficial owners of an aggregate of 39,402,835 shares of common stock, which includes: (i) 18,903,348 shares issuable upon conversion of certain convertible notes; (ii) 321,663 shares issuable upon conversion of PIK Interest that will accrue on and become payable under the convertible notes within 60 days of the date hereof; (iii) 18,100,000 shares issuable upon exercise of warrants; and (iv) 2,077,824 warrant shortfall shares. The Reporting Persons are Alterna Core Capital Assets Fund II, L.P., Alterna Capital Partners LLC, Alterna General Partner II LLC, AC Midwest Energy LLC, Harry V. Toll, James C. Furnivall, Eric M. Press, Roger P. Miller and Earle Goldin. The address for the Reporting Persons is 15 River Road, Suite 230, Wilton CT, 06897.

(9)     Applicable percentage ownership is based on 47,358,618 shares of common stock outstanding as of the Record Date plus, each stockholder and any securities that stockholder has the right to acquire within 60 days of the Record Date pursuant options, warrants, conversion privileges or other rights.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for each of the Company's last two fiscal years the compensation for the Company's Principal Executive Officer and each of the Company's other two most highly compensated officers:

Name, Position	Year	Salary ($)	Stock Options ($) (5)	All Other Compensation ($) (6)	Total ($)
Richard MacPherson, CEO & President (1)	2015	$170,000	-	202	$170,202
	2014	$-	-	165,000	$165,000
R. Alan Kelley, CEO & President (2)	2015	$140,000	-	9,029	$149,029
	2014	$280,000	861,327	15,010	$1,156,337
John Pavlish, Senior Vice President (3)	2015	$237,500	480,220	62,380	$780,100
	2014	$37,500	56,898	281,561	$375,959
Marcus A. Sylvester, Vice President (4)	2015	$183,954	61,345	7,512	$252,811
	2014	$151,552	430,663	7,512	$589,727

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____________________

(1)     Mr. MacPherson was appointed Chief Executive Officer and President in March 2015. While serving in these roles, Mr. MacPherson shall receive an annual base salary equal to $180,000, subject to certain restrictive covenants provided in the Company's financing agreement with its principal lender. Commencing June 1, 2016, Mr. MacPherson shall receive an annual base salary of $350,000. Mr. MacPherson shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and yearly structured bonuses, if any, to be reviewed and approved by the Board. Mr. MacPherson shall also be entitled to participate in any stock option and incentive plans adopted by the Company. Prior to his appointment, Mr. MacPherson was serving as a Vice President of the Company since 2011 and received an annual base salary equal to $180,000 in this position. In connection therewith, the Company paid Eastern Emissions Consultants Incorporated, a firm that Mr. MacPherson is the controlling principal and President, $150,000 for such services in 2014.

(2)     Mr. Kelley was appointed Chief Operating Officer and President in November 2011 and became Chief Executive Officer and a Director in June 2013. In March 2015, he resigned from the position of Chief Executive Officer and was a Special Advisor until December 2015. The Company and R. Alan Kelley had entered into an employment agreement. Pursuant to his employment agreement Mr. Kelley agreed to be employed by the Company as President and Chief Operating Officer for a period of three years, subject to renewal by approval of the Board. The agreement was amended to add the duties of Chief Executive Officer as described above. Mr. Kelley received an annual base salary equal to $280,000. As of December 31, 2015, $140,000 of salary remained unpaid. In March 2015, in connection with Mr. Kelley's resignation, the Company and Mr. Kelley entered into an amendment to his employment agreement extending the employment term to December 31, 2015, and provided that Mr. Kelley will be paid a total of $140,000 during 2015. Under his employment agreement, Mr. Kelley was entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and yearly structured bonuses, if any, to be reviewed and approved by the Board. Mr. Kelley was also entitled to participate in any stock option and incentive plans adopted by the Company.

(3)     Mr. Pavlish was appointed Senior Vice President in November 2014. The Company and Mr. Pavlish have entered into an employment agreement. Pursuant to his employment agreement Mr. Pavlish agreed to be employed by the Company as Senior Vice President. Such employment can be terminated by the Company at any time upon 30 days prior written notice provided that if the Company terminates the employment without cause within two years of the start date (November 16, 2014), the Company will pay the remaining base salary to Mr. Pavlish through the two year period. Pursuant to the agreement, Mr. Pavlish shall receive an annual base salary equal to $300,000. As of December 31, 2015, $20,833 of salary remained unpaid. Under his employment agreement, Mr. Pavlish shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and yearly structured bonuses, if any, to be reviewed and approved by the Board. Mr. Pavlish shall also be entitled to participate in any stock option and incentive plans adopted by the Company. In addition, pursuant to the agreement, Mr. Pavlish was issued a five year option to purchase 2,000,000 shares of common stock with an exercise price equal to the fair market value of the Company's common stock on that date ($0.74/share). Also pursuant to the agreement, on November 16, 2015, Mr. Pavlish was issued an additional five year option to purchase 1,000,000 shares of common stock with an exercise price equal to the fair market value of the Company's common stock on that date ($0.45/share). These options will vest in November 2016. Prior to his employment, Mr. Pavlish provided technical consulting services to the Company and was paid $50,000 and $280,000 in 2015 and 2014, respectively, for services performed prior to his appointment.

(4)     Mr. Sylvester was appointed Vice President of Sales in August 2011. The Company and Marcus A. Sylvester have entered into an employment agreement. Pursuant to his employment agreement Mr. Sylvester agreed to be employed by the Company as Vice President of Sales for a period of three years, which term may be renewed subject to the approval by the Board. Such three year term ended on February 29, 2016 although Mr. Sylvester continues as Vice President of Sales. Mr. Sylvester shall receive an annual base salary equal to $150,000, sales commissions of up to 5% and for transactions completed and closed directly in relation to his efforts, and a management fee of 1% on certain ongoing sales. The base salary will be reduced if certain commissions and management fees are earned. As of December 31, 2015, $37,500 of salary remained unpaid. Under his employment agreement, Mr. Sylvester shall also be entitled to participate in all corporate 401(k) programs and health benefit plans instituted by the Company and yearly structured bonuses, if any, to be reviewed and approved by the Board. Mr. Sylvester shall also be entitled to participate in any stock option and incentive plans adopted by the Company. Mr. Sylvester was issued a five year, fully vested stock option to purchase 250,000 shares of common stock on January 12, 2014 with an exercise price equal to the fair market value of the Company's common stock on that date ($1.20/share). In addition, Mr. Sylvester was issued a five year, fully vested stock option to purchase 250,000 shares of common stock on September 11, 2015 with an exercise price equal to the fair market value of the Company's common stock on that date ($0.42/share).

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(5)     Represents the dollar amount recognized for consolidated financial statement reporting purposes of shares to be issued to the executive officers computed in accordance with FASB ASC Topic 718.  For a discussion of valuation assumptions, see Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized.   The following table provides information concerning the Stock options issued to the executive officers:

Name	Year	Stock Options (#)	FASB ASC Topic 718 Value
R. Alan Kelley	2015	-	$-
	2014	500,000	$861,327
John Pavlish	2015	1,000,000	$480,220
	2014	2,000,000	$56,898
Marcus A. Sylvester	2015	250,000	$61,345
	2014	250,000	$430,663

(6)     The amounts shown for 2015 and 2014 in the "All Other Compensation" column are comprised of the following:

Name	Year	401k Match	Group Term Life Insurance	Consulting Fees	Total Other Compensation
Richard MacPherson	2015	$-	202	-	$202
	2014	$-	-	165,000	$165,000
R. Alan Kelley	2015	$5,600	3,429	-	$9,029
	2014	$11,200	3,810	-	$15,010
John Pavlish	2015	$9,500	2,880	50,000	$62,380
	2014	$1,500	61	280,000	$281,561
Marcus A. Sylvester	2015	$6,000	1,512	-	$7,512
	2014	$6,000	1,512	-	$7,512

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information about the number of unexercised nonqualified stock options and unearned stock awards held as of December 31, 2015 by each director and executive named in the Summary Compensation Table. There were no stock options exercised during fiscal 2015.

Unexercised Options and Stock Grants

Name	Stock Options Exercisable	Exercise Price	Expiration Date
R. Alan Kelley	500,000	$1.20	January 30, 2019
R. Alan Kelley	25,000	$0.50	December 12, 2018
John Pavlish	2,000,000	$0.74	November 16, 2019
John Pavlish	1,000,000	$0.45	November 16, 2020
Marcus A. Sylvester	250,000	$0.42	September 11, 2020
Marcus A. Sylvester	250,000	$1.20	January 30, 2019
Marcus A. Sylvester	25,000	$0.50	December 12, 2018

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Retirement and Savings Plan - 401(k)

Since November 1, 2011, the Company has maintained a Retirement and Savings Plan under IRS Code Section 401(k) ("the 401(k) Plan"). The 401(k) Plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust. All employees who are at least 21 years of age are eligible to participate in the 401(k) Plan. The participants may choose from nineteen investment options for the investment of their deferred compensation. In addition, the Company matches 100% of each participant's salary deferral, for the first 4% of their salary, with a cash contribution. For the year ended December 31, 2015, the Company contributed $53,900 to the 401(k) Plan.

Director Compensation

The following table sets forth information regarding the compensation for 2015 and 2014 of each non-executive member of the Board of Directors during those years:

Name	Year	Fees earned or paid in cash	Option Awards(1)	All Other Compensation	Total
Chris Greenberg	2015	$-	$39,008	$-	$39,008
	2014	$-	$365,849	$-	$365,849
Jay Rifkin	2015	$-	$17,582	$-	$17,582
	2014	$-	$220,602	$-	$220,602
Brian Johnson	2015	$-	$17,582	$-	$17,582
Chris Lee	2015	$-	$39,008	$-	$39,008

(1)     Represents the dollar amount recognized for consolidated financial statement reporting purposes of shares to be issued to the executive officers computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. There can be no assurance the amounts determined in accordance with FASB ASC Topic 718 will ever be realized. The following table provides information concerning the Stock options issued to the Directors:

Name	Year	Stock Options (#)	FASB ASC Topic 718 Value
Chris Greenberg	2015	100,000	$39,008
	2014	320,000	$365,849
Jay Rifkin	2015	50,000	$17,582
	2014	140,000	$220,602
Brian Johnson	2015	50,000	$17,582
Chris Lee	2015	50,000	$39,008

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties to the Company. Mr. Rifkin resigned as a director effective November 9, 2015.

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Stock Unit Awards

On December 12, 2013, the Company entered into amendments to the employment agreements with each of R. Alan Kelley (former President and Chief Executive Officer), Johnny F. Norris, Jr. (former Chairman of the Board), Marcus A. Sylvester (Vice President of Sales) and Richard H. Gross (Vice President and Chief Financial Officer). Pursuant to the amendments, on January 1, 2014, Mr. Kelley was issued 650,000 stock unit awards, Mr. Norris was issued 1,500,000 stock unit awards, Mr. Sylvester was issued 250,000 stock unit awards and Mr. Gross was issued 100,000 stock unit awards, which awards replaced stock grants in the same denominations that were to have been made on January 1, 2014 provided each Executive was an employee on such date. Such stock units will vest and become non-forfeitable upon the earlier of a change in control of the Company or when the Company has a minimum of $3.5 million in working capital and its cash position equals or exceeds $2.5 million after deducting the amount sufficient to cover all federal, state and local taxes required by law to be withheld with respect to the stock units vesting under the aforesaid awards (the "Withholding Tax Obligation"). Such awards will be for forfeited if the conditions have not been met by January 1, 2017. After the stock units become vested and non-forfeitable, the Company shall distribute to the above named persons the number of shares of common stock equal to the number of stock units that so vested and became non-forfeitable, provided, however, that the Company shall withhold shares of common stock from the stock units in an amount sufficient to cover the Withholding Tax Obligation.

2017 STOCKHOLDER PROPOSALS OR NOMINATIONS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in the Company's 2017 proxy statement. Any stockholder proposal under Rule 14a-8 must be submitted, along with proof of ownership of the Company's stock in accordance with Rule 14a-8(b)(2), to the Company's principal executive offices in care of the Company's Secretary by letter to 670 D Enterprise Drive, Lewis Center, Ohio 43035. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. The Company must receive all submissions no later than the close of business (5:00 p.m. Eastern Time) on March 8, 2017. The Company encourages any stockholder interested in submitting a proposal to contact the Company's Secretary in advance of this deadline to discuss the proposal, and stockholders may find it helpful to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in the Company's proxy statement. The Board of Directors reviews all stockholder proposals and will take appropriate action on such proposals. If the 2017 annual meeting is held more than 30 days from the anniversary of the 2016 Annual Meeting, the Company will make appropriate disclosure in a Form 10-Q setting forth the revised deadline for stockholder proposals pursuant to Rule 14a-8.

In addition, under the Company's Bylaws, any stockholder who intends to nominate a candidate for election to the Board or to propose any business at the Company's 2017 annual meeting, other than precatory (non-binding) proposals presented under Rule 14a-8, must give notice to the Company's Secretary between March 8, 2017 and the close of business on May 22, 2017. The notice must include information specified in the Company's Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder's ownership of, and agreements related to, the Company's stock. If the 2017 annual meeting is held more than 30 days from the anniversary of the 2016 Annual Meeting, the stockholder must submit notice of any such nomination and of any such proposal that is not made pursuant to Rule 14a-8 by the later of the 60th day before the 2017 annual meeting or the 10th day following the day on which the date of such meeting is first publicly announced. The Company will not entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in the Company's Bylaws. Also, if the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, the Company's proxies may exercise discretionary voting authority under proxies that Company's Board of Directors solicits to vote in accordance with their best judgment on any such stockholder proposal or nomination. The Bylaws are available on the SEC's website attached as an exhibit to the Company's Form 8-K filed with the SEC on October 16, 2014. To make a submission or to request a copy of the Company's Bylaws, stockholders should contact the Company's Secretary at the address listed above. Again, the Company encourages stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and owners of more than ten percent of the Company's Common Shares ("10% stockholders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company's knowledge, based on review of the copies of such reports furnished to the Company, and with respect to the officers and directors, representations that no other reports were required, during the year ended December 31, 2015, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with, except that Richard MacPherson filed two reports late relating to two transactions, each of John Pavlish and Marcus A. Sylvester filed one report late relating to one transaction, and James Trettel filed his initial form of ownership late and filed one report late relating to one transaction.

EXPENSES OF SOLICITATION

The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by regular employees of the Company, either personally or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders may communicate with Board members by addressing a letter to the Secretary of the Company at 670 D Enterprise Drive, Lewis Center, Ohio 43035.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than that shown in this document. Should any other matters be properly presented for action at the Annual Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

RICHARD H. GROSS

Secretary

Lewis Center, Ohio

July 6, 2016

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MIDWEST ENERGY EMISSIONS CORP.
C/O TRANSFER ONLINE, INC.
512 SE SALMON ST
PORTLAND, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	○	○	○

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Richard MacPherson 02 Christopher Greenberg 03 Brian L. Johnson 04 Christopher J. Lee 05 Allan T. Grantham

02 0000000000

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 Ratification of Schneider Downs & Co., Inc.	○	○	○
3 Approval of an advisory resolution on the Company's executive compensation	○	○	○

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title, position or representative capacity. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000295953_1 R1.0.1.25

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report is/are available at www.proxyvote.com

MIDWEST ENERGY EMISSIONS CORP.
Annual Meeting of Stockholders
August 9, 2016 10:00 AM
This proxy is solicited by the Board of Directors of the Company

The undersigned hereby appoints Richard MacPherson and Christopher Greenberg, or any of them, as attorneys and proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MIDWEST ENERGY EMISSIONS CORP. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on August 9, 2016, at the Energy & Environmental Research Center, University of North Dakota, 15 North 23rd Street, Grand Forks, North Dakota 58202-9018 and any adjournment or postponement thereof.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 6, 2016 is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000295953_2 R1.0.1.25

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